Exhibit 99.1
Investor Presentations September 9-10, 2008

Forward-Looking Statements and non-GAAP Financial Information The information provided at the meeting today will include forward-looking statements relating among other things to our sales, income from operations, capital expenditures, depreciation and amortization, our worldwide markets, our growth in relation to end markets we serve and reinvestment of the proceeds of the sale of our precision components segment. Forward-looking statements are based on management's expectations and beliefs concerning future events. Forward-looking statements are necessarily subject to risks, uncertainties and other factors, many of which are outside the control of Hawk and which could cause actual results to differ materially from such statements. We do not assume any obligation to update these forward-looking statements.

Investment Highlights Worldwide leader of friction technology solutions to diverse markets other than OE automotive 80% of sales derived from specific sole-sourced applications Approximately 50% of sales generated from stable OE service and direct aftermarket due to "wear-part" nature of parts Long standing blue chip customer relationships: 20+ years Strong Balance Sheet with $77.3 million in cash and investments at June 30, 2008 Significant management ownership: 32% of common shares

Hawk serves some of the world's best known companies

6/30/2008 YTD Sales by Market

6/30/08 YTD Comparative Sales by Market Market Change Construction and Mining +32.3% Aircraft & Defense +16.9% Agriculture +39.1% Heavy Truck +12.8%

FPG Market Position ($ in Millions) Market Total Market Size 2007 Hawk Sales 2006 Hawk Sales 2005 Hawk Sales Competition Customers Off-Highway $350 $128.5 Up 15.8% $111.0 Up 27.3% $87.2 Friction Holdings (Raytech) Dynax Borg-Worner Caterpillar Deere Carraro ZF Sachs Volvo CNH Aircraft & Defense $125 $43.3 Up 5.6% $41.0 Up 24.2% $33.0 Honeywell Goodrich Meggitt ABS Parker US Government On-Highway $180 $23.2 Down 18.0% $28.3 Up 9.3% $25.9 Miba Eaton Sachs Specialty & Perf. Brake $190 $20.8 Up 6.1% $19.6 Down 6.7% $21.0 Miba Carbonne Toshiba

Company Blueprint Focus on shareholder value Excellence in friction technology Dominant niche position Optimize OE business through: Operational excellence Technology advancement Customer intimacy OE heritage broadened through Aftermarket Seeking acquisitions and aggressive organic growth

Manufacturing Initiatives Operations leadership changes provided clear focus on manufacturing excellence Expansion projects underway in North America, Italy and China to support growth demands Productivity levels improved at all facilities Cost controls Scrap On-time metrics Continued focus on lean manufacturing strategy Quality Processes

Technology Initiatives Current material development and product line extensions Friction technology improvements offering longer life, better friction qualities, lighter weight Carbon composite based friction technology development Other composite material development

Technology Initiatives Fuel Cell development Partnership with UTC in development of next generation fuel cell technology New York Power Authority selected UTC Power to supply 12 fuel cells totaling 4.8 megawatts of power for the Freedom Tower in NYC Providing complete components for UTC Power - PureCell(tm) 200 Powerplant Electronics & Controls Fuel Cell Stack Fuel Processing Components

YTD Consolidated Income 6/30/2008 6/30/2007 % change Revenue $137.6 $109.5 25.7% Gross profit $38.5 $27.5 40.0% Gross profit % 28.0% 25.1% Operating income $18.1 $10.5 72.4% Operating income % 13.2% 9.6% Income from continuing operations, after tax $10.0 $3.8 163.2%

Consolidated Income Statement (in millions) 2006 2007 2008 est '07 - '08 change Revenue $199.9 $215.9 $255.0 - $260.0 18.1% - 20.4% Gross profit $45.6 $51.4 Gross profit % 22.8% 23.8% Operating income $15.4 $19.5 $28.0 - $30.0 43.6% - 53.8% Operating income % 7.7% 9.0% 10.7% - 11.8% Income from continuing operations, after tax $1.6 $7.8 Diluted EPS from continuing operations $0.40 $0.20 Depreciation and Amortization $7.1 $7.3 $8.0 $0.7 Capital Expenditures $7.9 $7.6 $20.0 $12.4

2008 Market Factors Continued strong performance from global industrial markets Construction & mining remains robust Expected rebound in on-highway truck market Softening aircraft market in last half of year Inflationary pressures Steel cost increases Other cost pressures on raw material inputs - freight, utilities, other metals

Investment Summary 2008 Focused on Friction Assessing best way to redeploy assets Acquisitions, internal projects Business base Red hot focus on operations Steady, varied end-market growth "Lean" manufacturing providing margin upside Good business characteristics - wear parts, strong after-market, long-term customer relationships, strong proprietary technology development programs, global positioning